OPERATING LEASES (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Minimum future revenues to be received under non-cancelable operating leases [Abstract]
2012	$ 129,653
2013	126,081
2014	125,806
2015	123,797
2016	120,989
Thereafter	255,521
Total minimum lease revenues	881,847
Cost and accumulated depreciation of vessels leased on operating leases [Abstract]
Cost	1,062,295	811,740
Accumulated depreciation	165,465	116,229
Vessels and equipment, net	$ 896,830	$ 695,511